Exhibit 99.1

BATH & BODY WORKS UPDATES FOURTH QUARTER EARNINGS GUIDANCE

Columbus, Ohio (Jan. 6, 2022) — Bath & Body Works, Inc. (NYSE: BBWI) today updated its fourth quarter earnings guidance.

The company currently expects that fourth quarter earnings per share will be at the high end of its previous guidance of $2.10 to $2.25, compared to earnings per share from continuing operations of $1.96 in 2020.

The company expects fourth quarter sales at the high end of its previous guidance for a mid- to high-single digit percent increase compared to 2020.

The company will report fourth quarter earnings on Feb. 23, 2022.

Andrew Meslow, Chief Executive Officer, said “We are very pleased with our Holiday results, which exceeded our expectations, driven by strong customer response to our Holiday assortment. In this challenging environment, our focus on execution enabled our teams to provide a full and compelling merchandise assortment for our customers online and in our stores. These results would not be possible without the dedication and hard work of all of our associates and partners in stores, across our supply chain in distribution, fulfillment and call centers and at our home office. We’d like to express our sincere appreciation for their efforts.”

Further commentary on Bath & Body Works’ Holiday sales results can be found on our website, www.BBWInc.com.

ABOUT BATH & BODY WORKS:
Bath & Body Works is one of the world’s leading specialty retailers and home to America’s Favorite Fragrances® offering a breadth of exclusive fragrances for the body and home, including the #1 selling collections for fine fragrance mist, body lotion and body cream, 3-wick candles, home fragrance diffusers and liquid hand soap. For more than 30 years, customers have looked to Bath & Body Works for quality, on-trend products and the newest, freshest fragrances. Today, these fragrant products can be purchased at more than 1,750 company-operated Bath & Body Works locations in the U.S. and Canada, and more than 300 international franchised locations, as well as on bathandbodyworks.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by our company or our management:
•the spin-off of Victoria’s Secret may not be tax-free for U.S. federal income tax purposes;
•a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of Bath & Body Works or that Bath & Body Works does not realize all of the expected benefits of the spin-off;

•general economic conditions, inflation, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
•the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
•the seasonality of our business;
•divestitures or other dispositions and related operations and contingent liabilities from businesses that we have divested;
•difficulties arising from turnover in company leadership or other key positions;
•our ability to attract, develop and retain qualified associates and manage labor-related costs;
•the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
•our ability to grow through new store openings and existing store remodels and expansions;
•our ability to successfully operate and expand internationally and related risks;
•our independent franchise, license and wholesale partners;
•our direct channel businesses;
•our ability to protect our reputation and our brand images;
•our ability to attract customers with marketing, advertising and promotional programs;
•our ability to maintain, enforce and protect our trade names, trademarks and patents;
•the highly competitive nature of the retail industry and the segments in which we operate;
•consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully;
•our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
◦political instability, environmental hazards or natural disasters;
◦significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials, and scrutiny or embargoing of goods produced in impacted areas;
◦duties, taxes and other charges;
◦legal and regulatory matters;
◦volatility in currency exchange rates;
◦local business practices and political issues;
◦delays or disruptions in shipping and transportation and related pricing impacts;
◦disruption due to labor disputes; and
◦changing expectations regarding product safety due to new legislation;
•our geographic concentration of vendor and distribution facilities in central Ohio;
•fluctuations in foreign currency exchange rates;
•the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
•fluctuations in product input costs, including those caused by inflation;
•our ability to adequately protect our assets from loss and theft;
•fluctuations in energy costs, including those caused by inflation;
•increases in the costs of mailing, paper, printing or other order fulfillment logistics;
•claims arising from our self-insurance
•our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
•our ability to maintain the security of customer, associate, third-party and company information;
•stock price volatility;
•our ability to pay dividends and related effects;
•shareholder activism matters;
•our ability to maintain our credit ratings;
•our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
•our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
•our ability to comply with regulatory requirements;
•legal and compliance matters; and
•tax, trade and other regulatory matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in “Item 1A. Risk Factors” in our 2020 Annual Report on Form 10-K, as updated by the risk factors disclosed under Part II, “Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended October 30, 2021 as filed with the Securities Exchange Commission, and our subsequent filings.

For further information, please contact:

Bath & Body Works, Inc.:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
Investorrelations@bbw.com	Communications@bbw.com